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                         [Leterhead of KPMG]

Chief Accountant
The Securities and Exchange Commission
450 Fifth Street, NW
Washington DC 20549                                   Our ref mjs/5/cab/tf284feb
USA

25 February 1999

Dear Sirs

We were previously auditors for CAM Designs Inc and, under the date of 14 September 1998, we reported on the consolidated statements of CAM Design Inc and subsidiaries as of and for the years ended May 31 1998 and 1997. On February 19 1999 we resigned. We have read CAM Designs Inc's statements included under Item 4 of its Form 8-K dated February 25 1999, and we agree with such statements.

Your faithfully

/s/ KPMG

KPMG